DIREXION FUNDS

Spectrum High Yield Plus Fund
Spectrum Global Perspective Fund
Spectrum Equity Opportunity Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005

Effective April 28, 2006, Potomac Funds has changed its name to DireXion Funds (the “Trust”). In conjunction with this change, the Trust’s website has also changed to www.direxionfunds.com.

In addition, the name of the Advisor Class shares of the Spectrum High Yield Plus Fund, the Spectrum Global Perspective Fund and the Spectrum Equity Opportunity Fund has been changed to Service Class.

Questions regarding these changes may be directed to the Funds at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is April 28, 2006.